EXHIBIT 99.1


          Executive Officers and Directors of Comcast Corporation

                                                                                                       Principal Business
                                                             Principal Occupation                        in which such
     Name                       Position                     and Business Address                    employment is conducted
     ----                       --------                     --------------------                    -----------------------


Ralph J. Roberts              Executive Officer and      Chairman of the Board of                    Ownership and operation of
                              Director                   Comcast Corporation                         cable television systems and
                                                         1500 Market Street                          broadband communication
                                                         Philadelphia, PA                            services

Julian A. Brodsky             Executive Officer and      Vice Chairman, Assistant Secretary          Ownership and operation of
                              Director                   and Assistant Treasurer of                  cable television systems and
                                                         Comcast Corporation                         broadband communication
                                                         1500 Market Street                          services
                                                         Philadelphia, PA

Brian L. Roberts              Executive Officer and      President of                                Ownership and operation of
                              Director                   Comcast Corporation                         cable television systems and
                                                         1500 Market Street                          broadband communication
                                                         Philadelphia, PA                            services

John R. Alchin*               Executive Officer          Senior Vice President and Treasurer of      Ownership and operation of
                                                         Comcast Corporation                         cable television systems and
                                                         1500 Market Street                          broadband communication
                                                         Philadelphia, PA                            services

Lawrence S. Smith             Executive Officer          Executive Vice President of                 Ownership and operation of
                                                         Comcast Corporation                         cable television systems and
                                                         1500 Market Street                          broadband communication
                                                         Philadelphia, PA                            services

Stanley Wang                  Executive Officer          Senior Vice President, Secretary and        Ownership and operation of
                                                         General Counsel of                          cable television systems and
                                                         Comcast Corporation                         broadband communication
                                                         1500 Market Street                          services
                                                         Philadelphia, PA

Daniel Aaron                  Director                   Retired                                     Ownership and operation of
                                                         Comcast Corporation                         cable television systems and
                                                         1500 Market Street                          broadband communication
                                                         Philadelphia, PA                            services

Gustave Amsterdam             Director                   Retired
                                                         135 South 19th Street
                                                         Philadelphia, PA

Sheldon M. Bonovitz           Director                   Duane, Morris & Heckscher                   Law
                                                         One Liberty Place
                                                         Philadelphia, PA

Joseph L. Castle              Director                   Chairman, CEO and Director of               Energy business
                                                         Castle Energy Corporation
                                                         One Radnor Corporate Center
                                                         Suite 250
                                                         Radnor, PA 19087

Bernard C. Watson             Director                   President and CEO of                        Charitable foundation
                                                         William Penn Foundation
                                                         The HMA Foundation
                                                         1314 Chestnut Street
                                                         Philadelphia, PA

Irving A. Wechsler            Director                   Partner with                                Public Accounting
                                                         Wechsler, Wolsh & Associates
                                                         340 One Olive Place
                                                         Pittsburgh, PA

Anne Wexler                   Director                   Chairman of                                 Consulting for government
                                                         The Wexler Group                            relations and public affairs
                                                         1317 F Street, NW
                                                         Washington, DC
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FN:  *   Citizen of Australia



          Shares of Series A Common Stock of Issuer Beneficially Owned by Comcast Executive Officers and Directors


                                                  Number
                   Name                          of Shares

Ralph J. Roberts                                  15,000

Julian A. Brodsky                                  4,000

Brian L. Roberts                                   2,500

John R. Alchin                                     2,000

Stanley Wang                                       1,500

Daniel Aaron                                       1,000

Irving A. Wechsler                                 1,000


Each of the above person's holdings represent less than 1% of the outstanding shares of Series A Common Stock.


        Executive Officers and Directors of Comcast PC Investments, Inc.

                                                                                                       Principal Business
                                                             Principal Occupation                        in which such
     Name                       Position                     and Business Address                    employment is conducted
     ----                       --------                     --------------------                    -----------------------


John R. Alchin*               Executive Officer          Senior Vice President and Treasurer of      Ownership and operation of
                                                         Comcast                                     cable television systems and
                                                         1500 Market Street                          broadband communication
                                                         Philadelphia, PA                            services

Julian A. Brodsky             Executive Officer and      Vice Chairman, Assistant Secretary          Ownership and operation of
                              Director                   and Assistant Treasurer of                  cable television systems and
                                                         Comcast                                     broadband communication
                                                         1500 Market Street                          services
                                                         Philadelphia, PA

Brian L. Roberts              Executive Officer and      President of                                Ownership and operation of
                              Director                   Comcast                                     cable television systems and
                                                         1500 Market Street                          broadband communication
                                                         Philadelphia, PA                            services

Ralph J. Roberts              Executive Officer and      Chairman of the Board of Comcast            Ownership and operation of
                              Director                   1500 Market Street                          cable television systems and
                                                         Philadelphia, PA                            broadband communication
                                                                                                     services

Lawrence S. Smith             Executive Officer          Executive Vice President of                 Ownership and operation of
                                                         Comcast                                     cable television systems and
                                                         1500 Market Street                          broadband communication
                                                         Philadelphia, PA                            services


Stanley Wang                  Executive Officer and      Senior President, Secretary and             Ownership and operation of
                              Director                   General Counsel of Comcast                  cable television systems and
                                                         1500 Market Street                          broadband communication
                                                         Philadelphia, PA                            services

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FN:  *   Citizen of Australia



              Executive Officers and Directors of Sural Corporation

                                                                                                       Principal Business
                                                             Principal Occupation                        in which such
     Name                       Position                     and Business Address                    employment is conducted
     ----                       --------                     --------------------                    -----------------------

Ralph J. Roberts              Executive Officer and      Chairman of the Board                       Ownership and operation of
                              Director                   Comcast                                     cable television systems and
                                                         1500 Market Street                          broadband communication
                                                         Philadelphia, PA                            services

Suzanne F. Roberts            Executive Officer and
                              Director

Brian L. Roberts              Executive Officer and      President                                   Ownership and operation of
                              Director                   Comcast                                     cable television systems and
                                                         1500 Market Street                          broadband communication
                                                         Philadelphia, PA                            services

Julian A. Brodsky             Executive Officer and      Vice Chairman, Assistant Secretary          Ownership and operation of
                              Director                   and Assistant Treasurer                     cable television systems and
                                                         Comcast                                     broadband communication
                                                         1500 Market Street                          services
                                                         Philadelphia, PA
